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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF
                                      1934

      Date of Report (date of earliest event reported)     August 17, 1999
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                          ALTIVA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          0-21689                                           88-0286042
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  (Commission File Number)                              (I.R.S. Employer
                                                       Identification No.)

               1000 Parkwood Circle, Suite 500, Atlanta, GA 30339
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             (Address of principal executive offices)   (Zip Code)

                                 (707) 952-6700
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              (Registrant's telephone number, including area code)

                           Mego Mortgage Corporation
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         (Former name or former address, if changed since last report)

     This Form 8-K/A amends Registrant's previously filed Form 8-K dated July 30, 1999.

     This document includes the financial statements and pro forma financial information which had been omitted from the previously filed document as permitted by Item 7(a)(4) of Form 8-K.


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 15, 1999, the Company consummated the previously announced purchase of all of the outstanding stock of The Money Centre, Inc. The principal components of the purchase price for the acquisition by the Company were $7,000,000 of cash, $3 million of the Company's common stock (600,000 shares valued at $5 per share), and 20% of the pre-tax net cash flow, as defined in the purchase agreement for a period not to exceed 48 months. A portion of the cash purchase price was financed through a loan agreement between Value Partners, LTD., T. Rowe Price Recovery Fund, II, L.P. and the Company.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements of business Acquired. The following financial statements for The Money Centre, Inc. are attached hereto as Exhibit 99.1:

Audited Financial Statements for the Years ended December 31, 1997 and 1998

     - Report of the Auditors
     - Consolidated Balance Sheets as of December 31, 1997 and 1998
     - Consolidated Statements of Operations and Retained Earnings for the Years ended December 31, 1997 and 1998
     - Consolidated Statements of Shareholders' Equity for the Years ended December 31, 1997 and 1998
     - Consolidated Statements of Cash Flows for the Years ended
          December 31, 1997 and 1998
     - Notes to Consolidated Financial Statements for the Years ended
          December 31, 1997 and 1998

Unaudited Interim Financial Statements for the Five-Month ended May 31, 1999

     - Condensed Consolidated Balance Sheet as of May 31, 1999
     - Condensed Consolidated Statement of Operations and Retained Earnings for the Five-Months ended May 31, 1999
     - Condensed Consolidated Statement of Cash Flow for the Five Months ended May 31, 1999
     - Notes to Condensed Consolidated Financial Statements for the Five-Months ended May 31, 1999

(b) Pro Forma Financial Information. Attached hereto as Exhibit 99.2 are the unaudited pro forma consolidated condensed statement of operations for the nine month period ended May 31, 1999 and for the twelve months ended August 31, 1998 as if the acquisition of The Money Centre, Inc. (MC, Inc.) occurred as of September 1, 1998 and 1997, respectively. The pro forma condensed consolidated balance sheet as of May 31, 1999 gives effect to the acquisition as if such transaction occurred on May 31, 1999.

The pro forma condensed consolidated financial statements have been prepared by the management of the Company based on the historical financial statements of the Company and of MC, Inc. using the purchase method of accounting. Assumptions and adjustments are discussed in the accompanying notes to the pro forma condensed consolidated financial statements. In the opinion of the management of the Company, all pro forma adjustments necessary to state fairly such pro forma financial information have been made. The shares outstanding have been adjusted to reflect the issuance of shares for the acquisition. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what actual results of operations would have been for the period had the transaction occurred on the dates indicated. In addition, such financial statements do not purport to indicate the results of future operations of financial position of the Company from the acquisition date forward.

The accompanying pro forma financial statements reflect the allocation of purchase price based on a preliminary analysis of the values of equity instruments issued and the assets acquired and liabilities assumed. Final analysis may result in a change to the purchase price allocation.

     (c) Exhibits.

     2.1  Stock Purchase Agreement by and between the Company, MC, Inc., Rodney
D. Atkinson, Charles R. Cunningham, Stuart A. Lewis, John Richard Love and Stephen L. Walker dated as of July 7, 1999.

     10.1 Loan Agreement by and between the Company, Value Partners, Ltd. and T. Rowe Price Recovery Fund II, L.P. dated as of July 14, 1999.

     10.2 Pledge Agreement by and between the Company and Value Partners dated as of July 14, 1999.

     99.1 Audited Consolidated Financial Statements of MC, Inc. as of and for the years ended December 31, 1997 and 1998 and unaudited condensed consolidated financial statements as of and for the five months ended May 31, 1999.

     99.2 Unaudited pro forma condensed consolidating financial statements.
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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ALTIVA FINANCIAL CORPORATION


Dated: August 17, 1999                     By: /s/ J. Richard Walker
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                                               J. Richard Walker
                                               Executive Vice President
                                               Chief Financial Officer



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